UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 11, 2026

DOGWOOD THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39811	85-4314201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Milton Avenue Alpharetta, GA	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (866) 620-8655

(Former name or former address, if changed since last report): Not Applicable

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	DWTX	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 11, 2026, the Company held its Special Meeting. Present at the Special Meeting in person or by proxy were holders of 29,310,309 shares of common stock of the Company, representing 88.03% of the voting power of the shares of common stock of the Company as of the close of business on February 12, 2026, the record date for the Special Meeting, and constituting a quorum for the transaction of business. All matters voted upon at the Special Meeting were approved with the required votes, including for purposes of applicable Nasdaq Listing Rules. The matters that were voted upon at the Special Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter are set forth below.

1. Approval, for the purposes of complying with the terms of that certain Securities Purchase Agreement, dated as of January 11, 2026, by and between the Company and a single institutional investor named therein and Nasdaq Listing Rule 5635(d), of the potential exercise of the unregistered common stock warrant to purchase up to 4,386,037 shares of our common stock and the issuance of shares of common stock thereunder.

The potential exercise of the unregistered common stock warrant to purchase up to 4,386,037 shares of our common stock and the issuance of common stock thereunder was approved. The following votes were tabulated:

For	Against	Abstain	Broker Non-Vote
29,286,786	19,057	4,466	-

2. Approval of the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate.

The adjournment of the Special Meeting to a later date or dates, if necessary or appropriate was approved with the following votes tabulated.

For	Against	Abstain	Broker Non-Vote
29,283,790	21,571	4,948	-

Item 9.01	Financial Statement and Exhibits.

(d)Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

* Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOGWOOD THERAPEUTICS, INC.

	By:	/s/ Angela Walsh
	Name:	Angela Walsh
	Title:	Chief Financial Officer, Corporate Secretary and Treasurer
March 12, 2026

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